UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/06/2011

Gold Resource Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34857

Colorado	841473173
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2886 Carriage Manor Point
Colorado Springs, CO 80906
(Address of principal executive offices, including zip code)

(303) 320-7708
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On September 6, 2011, a letter prepared by Jason Reid, President of Gold Resource Corporation (the "Company") and a postcard questionnaire containing a brief survey were mailed to the Company's shareholders. A copy of the letter and postcard questionnaire are attached to this report as Exhibits 99.1 and 99.2, respectively.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by reference to such filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included with this report:

99.1 Letter from Jason Reid, President of Gold Resource Corporation, dated September 6, 2011.

99.2 Postcard questionnaire for shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Resource Corporation

Date: September 06, 2011	By:	/s/ William W. Reid
William W. Reid
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Letter from Jason Reid, President of Gold Resource Corporation, dated September 6, 2011
EX-99.2	Postcard Questionnaire for Shareholders